Exhibit 10.4.5

AMENDMENT NO. 4
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
by and among
GLOBAL DOSIMETRY SOLUTIONS, INC.,
AMERICAN CAPITAL FINANCIAL SERVICES, INC.,
AS AGENT
and
THE PURCHASERS IDENTIFIED ON
ANNEX A HERETO
Date of Amendment No. 4: December 15, 2006
Date of Amendment No. 3: March 28, 2006
Date of Amendment No. 2: February 1, 2006
Date of Amendment No. 1: October 14, 2005

AMENDMENT NO. 4
to the
AMENDED AND RESTATED
NOTE AND EQUITY PURCHASE AGREEMENT
     THIS AMENDMENT NO. 4, dated as of December 15, 2006 (this “Amendment No. 4”), amends the Amended and Restated Note and Equity Purchase Agreement, dated November 10, 2004 (as amended to date, the “Agreement”), and is made by and among Global Dosimetry Solutions, Inc., a Delaware corporation (the “Company”), the securities purchasers that are now and hereafter at any time parties thereto and are listed in Annex A (or any amendment or supplement thereto) attached thereto (each a “Purchaser” and collectively, “Purchasers”), and American Capital Financial Services, Inc., a Delaware corporation (“ACFS”), as administrative agent for Purchasers (in such capacity “Agent”).
RECITALS
     A. The parties hereto were party to a Note and Equity Purchase Agreement, dated as of September 30, 2003 (the “Original Purchase Agreement”);
     B. The parties hereto are party to the Agreement, pursuant to which the Original Purchase Agreement was amended and restated;
     C. The Company, Purchasers and the Agent have agreed to enter into this Amendment No. 4 to amend certain terms of the Agreement.
     NOW, THEREFORE, the parties hereto, in consideration of the foregoing premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:
1. Definitions. Capitalized terms used and not defined elsewhere in this Amendment are as defined in the Agreement.
2. Amendments. The Agreement is hereby amended as follows:
     (a) The following definitions set forth in Section 1.1 of the Agreement are hereby amended and restated in their entirety as follows:
     “Revolving Loan Commitment Amount” shall mean $14,000,000.
     “Revolving Loan Rate” shall mean a rate per annum equal to the LIBOR Rate plus 5.0%.
     (b) Section 3.8(b) is hereby amended and restated as follows:
     “(b) [Intentionally omitted.]”
3. Representations and Warranties. The Company hereby represents and warrants as follows:

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     (a) Each of the representations and warranties of the Company set forth in Article 5 of the Agreement is true and correct in all material respects, except to the extent of changes caused by the transactions expressly contemplated herein.
     (b) The Company is in satisfaction of all covenants of the Company set forth in Article 7 of the Agreement and no Default or Event of Default under the Agreement is occurring, or will occur upon the consummation of the transactions contemplated by this Amendment No. 4.
4. Effect on the Agreement.
     (a) All references to the Agreement in the Agreement and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Agreement as amended hereby and as such may in the future be amended, restated, supplemented or modified from time to time.
     (b) Except as specifically amended herein, the Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (c) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of ACFS or the Purchasers, nor constitute a waiver of any provision of the Agreement or any documents and instruments delivered pursuant to or in connection therewith.
5. Governing Law. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Maryland.
6. Revolving Loan Increase Fee. In consideration of the increase in the Revolving Loan Commitment, the Company shall pay to Agent, for the ratable benefit of the Purchasers making Revolving Loan Commitments, a fee (the “Revolving Loan Increase Fee”) in the amount of $160,000, and the Company hereby authorizes the Agent to deduct from the proceeds of any Revolving Loan made on or after the date of this Amendment No. 4, by the Purchasers to the Company, the unpaid amount of such Revolving Loan Increase Fee.
7. Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment No. 4, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment No. 4.
8. Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 for any other purpose.
9. Counterparts. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the day and year first above written.
COMPANY:

GLOBAL DOSIMETRY SOLUTIONS, INC.
By:	/s/ Thomas Logan
	Name:	Thomas Logan
	Title:	President

AGENT: AMERICAN CAPITAL FINANCIAL SERVICES, INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Vice President

PURCHASERS: AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACS FUNDING TRUST I
By:	AMERICAN CAPITAL STRATEGIES, LTD., its Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

ACAS BUSINESS LOAN TRUST 2006-1
By:	AMERICAN CAPITAL STRATEGIES, LTD., its Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Managing Director

Signature Page to Amendment No. 4 to the
Amended and Restated Note and Equity Purchase Agreement

ANNEX A
AMERICAN CAPITAL STRATEGIES, LTD.
ACS FUNDING TRUST I
ACAS BUSINESS LOAN TRUST 2006-1